Merger of PPG Commodity Chemicals
Business with Georgia Gulf Corporation
Charles E. Bunch
Chairman and CEO
PPG Industries, Inc.
Paul Carrico
President and CEO
Georgia Gulf Corporation
July 19, 2012
Exhibit 99.2

Forward-Looking Statements
FORWARD LOOKING STATEMENTS
ADDITIONAL INFORMATION
PARTICIPANTS  IN THE SOLICITATION
2
This presentation contains certain statements about PPG Industries, Inc., PPG’s commodity chemicals business and Georgia Gulf Corporation that are “forward-looking statements”
within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These matters involve risks and uncertainties as discussed in PPG’s and Georgia Gulf’s periodic reports on Form 10-K and Form 10-Q, and their current reports on Form 8-K, filed from time to time with the Securities and Exchange Commission (“SEC”). The forward-looking statements contained in this presentation may include statements about the expected effects on PPG, PPG’s commodity chemicals business and Georgia Gulf of the proposed separation of PPG’s commodity chemicals business and merger of PPG’s commodity chemicals business with Georgia Gulf or a subsidiary of Georgia Gulf (the “Transaction”), the anticipated timing and benefits of the Transaction, and PPG’s and Georgia Gulf’s anticipated financial results, and also include all other statements in this presentation that are not historical facts. Without limitation, any statements preceded or followed by or that include the words “targets”, “plans”, “believes”, “expects”, “intends”, “will”, “likely”, “may”, “anticipates”
“estimates”, “projects”, “should”, “would”, “could”, “positioned”, “strategy”, “future” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. These statements are based on the current expectations of the management of PPG and Georgia Gulf (as the case may be) and are subject to uncertainty and to changes in circumstances, and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Such risks, uncertainties and assumptions include: the satisfaction of the conditions to the
Transaction and other risks related to the completion of the Transaction and actions related thereto; PPG’s and Georgia Gulf’s ability to complete the Transaction on the anticipated terms and schedule, including the ability to obtain shareholder and regulatory approvals and the anticipated tax treatment of the Transaction and related transactions; risks relating to any unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects;
business and management strategies and the expansion and growth of Georgia Gulf’s operations; Georgia Gulf’s ability to integrate PPG’s commodity chemicals business successfully after the closing of the Transaction and to achieve anticipated synergies; and the risk that disruptions from the Transaction will harm PPG’s or Georgia Gulf’s businesses.
However, it is not possible to predict or identify all such factors. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Forward-
looking statements included herein are made as of the date hereof, and neither PPG nor Georgia Gulf undertakes any obligation to update publicly such statements to reflect subsequent events or circumstances.
This communication does not constitute an offer to buy, or solicitation of an offer to sell, any securities of Georgia Gulf, PPG’s commodity chemicals business or PPG.  In connection with the Transaction, Georgia Gulf will file with the SEC a registration statement on Form S-4 that will include a proxy statement and prospectus of Georgia Gulf relating to the
Transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS, AND ANY OTHER
RELEVANT DOCUMENTS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GEORGIA GULF, PPG’S COMMODITY
CHEMICALS BUSINESS AND THE TRANSACTION. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the
SEC free of charge at the SEC’s website, www.sec.gov. In addition, copies of the registration statement and proxy statement/prospectus (when they become available) may be obtained free of charge by accessing Georgia Gulf’s website at www.ggc.com by clicking on the “Investors” link and then clicking on the “SEC Filings” link, or upon written request to
Georgia Gulf, Georgia Gulf Corporation, 115 Perimeter Center Place, Suite 460, Atlanta, Georgia 30346, Attention: Investor Relations, or from PPG upon written request to PPG, PPG
Industries, Inc., One PPG Place, Pittsburgh, Pennsylvania 15272, Attention: Investor Relations. Shareholders may also read and copy any reports, statements and other information filed by Georgia Gulf or PPG with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.
Georgia Gulf, PPG, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from shareholders in respect of the Transaction under the rules of the SEC. Information regarding Georgia Gulf’s directors and executive officers is available in its 2011
Annual Report on Form 10-K filed with the SEC on February 24, 2012, and in its definitive proxy statement filed with the SEC on April 16, 2012 in connection with its 2012 annual meeting of stockholders. Information regarding PPG’s directors and executive officers is available in its 2011 Annual Report on Form 10-K filed with the SEC on February 16, 2012, and in its definitive proxy statement filed with the SEC on March 8, 2012 in connection with its 2012 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

3 Charles E. Bunch Chairman and CEO PPG Industries, Inc.

4
Strategic Benefits of Transaction
Creates a leading, integrated chemicals and building products company with global annual revenues of approximately $5 billion
Newly merged company will have substantial cost synergies and greater scale to capitalize on cost advantaged North American natural gas
Highly complementary to strategic objectives of both companies, with significant potential to enhance shareholder value of both companies
Newly merged company will also have strong capital structure and cash flow to support growth and return of capital to shareholders
Significant Shareholder Value Creation Opportunity for Both Companies
Another significant step in PPG’s transformation to a more focused Coatings &
Specialty Products company
Combination of PPG Commodity Chemicals Business with Georgia Gulf
1
2

•
Stock-for-stock exchange using Reverse Morris Trust structure
•
PPG business will be distributed to PPG shareholders through a tax-free separation;
then immediately merged with Georgia Gulf or a new subsidiary of Georgia Gulf
•
Total consideration of $2.1 billion, including cash to PPG, issuance of approximately
35.2 million Georgia Gulf shares to PPG shareholders,  and the assumption of debt and minority interest by the newly  merged company
•
The newly merged company assumes certain pension assets/liabilities and other related liabilities
PPG’s Commodity Chemicals to Merge with Georgia Gulf
Transaction overview
Ownership
(The Newly Merged
Company)
5
•
Approximately 50.5% PPG shareholders
•
Approximately 49.5% Georgia Gulf shareholders
•
~ 70 million shares outstanding
Governance
(The Newly Merged
Company)
•
Georgia Gulf’s CEO and combined executive team to lead company
•
Georgia Gulf’s Board of Directors plus three additional directors designated by PPG
Structure and
Consideration
Financial
Benefits
(The Newly Merged
Company)
•
Expect $115 million in annual cost synergies with full realization in first 2 years
•
Accretive to the company’s earnings and free cash flow in 2013
•
Strong capital structure and cash flows with enhanced financial flexibility
Conditions and
Expected
Closing
•
Georgia Gulf shareholder vote
•
Customary closing conditions, relevant tax rulings and regulatory authority approvals
•
Expected closing in late 2012 or early 2013

•
Another significant step in PPG’s transformation to a more
focused coatings and specialty products company
•
Reverse Morris Trust provides tax-efficient structure to capture full value of commodity chemicals business for PPG shareholders:
•
Approximately 50.5% ownership of The Newly Merged Company
•
$900 million in cash proceeds
•
Benefits from cost synergies not available to PPG alone
•
Additional financial considerations:
•
The Newly Merged Company’s assumption of debt and minority interest and related environmental liabilities
•
The Newly Merged Company’s assumption of related pension assets and liabilities and other post-retirement benefit (OPEB) costs

Significant PPG Shareholder Value Creation

PPG’s Transformation Continues
Sales in USD
Coatings & Specialty
Materials = $5B
Coatings & Specialty
Materials = $12B
Transaction Furthers PPG’s Portfolio Transformation
7
2001 - $8.2B
6%
54%
27%
13%
Pro Forma 2011 - $13.2 B
8% 9%
83%
Optical & Specialty
Materials
Coatings
Chemicals
Glass

Consideration for PPG Commodity Chemicals Business

Immediate Benefits for PPG and PPG Shareholders
Related Liabilities (OPEB, Environmental and Other)
Pension Liabilities
Pension Assets
-230
-466
466
Value of Georgia Gulf Shares (as of July 18, 2012)
Cash
Assumed Debt and Minority Interest
Total PPG Shareholder Value - Pre-Synergies
$1,016
900
182
$2,098
EBITDA Multiple (Last Year - 2011) 5.1x
Financial consideration prior to synergy capitalization:
Implied multiples:
Other balance sheet items assumed by merged company:
EBITDA Multiple (Prior 3-Year Average) 7.6x
Assets and liabilities are shown based on PPG’s 2011 10-K.
All numbers in USD Millions except multiples.
See Appendix for calculation variables and EBITDA reconciliation to PPG GAAP figures.

PPG Summary
Strategic:
•
Continued execution of ongoing PPG strategic objectives
Creates shareholder value today:
•
Immediately enhances shareholder value through tax efficiency and ability to share in synergies and growth of the newly merged company
Provides for further shareholder value creation in the future:
•
Supplements PPG’s already strong cash position, providing further financial flexibility for shareholder-accretive cash deployment and dividends
Significant Shareholder Valuation Creation and Enhanced Financial Flexibility

Paul Carrico President and CEO Georgia Gulf Corporation 10

Benefits of Transaction for Georgia Gulf
Creates Global Chemicals and Building Products Leader with Increased Scale
•
Fortune 500 company with pro forma sales of $5 billion and broad portfolio of leading positions in downstream chemicals and building products
Enhanced Vertical Integration with Significant U.S. Natural Gas Driven Chlor-
alkali Production
•
Vertical integration enhances operating rates throughout the cycle
•
Approximately 70% integration to natural gas fired cogeneration will make the combined company one of the lowest cost integrated chlor-alkali producers in the world
Significant Cost Synergies and Well-Positioned to Capitalize on Growth
Opportunities
•
Expected ~$115 million of annualized cost synergies in the first two years
•
Strong capital structure and cash flows enhance financial flexibility
•
Well positioned to participate in North American ethylene expansion
•
Return of cash to shareholders via dividends

Scale and Integration of Combined Company Creates Value
for Georgia Gulf Shareholders

0
500
1,000
1,500
2,000
2,500
3,000
0
500
1,000
1,500
2,000
2,500
3,000
3,500
Georgia Gulf PPG Commodity Chemicals
0
1,000
2,000
3,000
4,000
Creates Integrated Leader Across the Chain
ECU Capacity ('000s short tons)
Source: CMAI.
1. Occidental VCM capacity includes OXYMAR.
2. Reflects Dow’s closure of VCM capacity at Oyster Creek, TX and Plaquemine, LA in 2011.
3. Total PVC capacity relates to Georgia Gulf capacity as PPG does not produce PVC.
North American ECU Capacity North American VCM North American PVC
(’000s short tons) (’000s short tons)

Diverse Product Portfolio Creates Opportunity
Chlorine Downstream
PVC Downstream
• 60% internally consumed by a
broad mix of chlorine derivatives
• Multiple downstream growth
opportunities
• Gulf Coast logistics provide
excellent access to export
markets
• Organic growth in Building
Products as U.S. housing
recovers
13
VCM / PVC
45%
Merchant
40%
Derivatives
15%
Domestic Merchant
56%
Export
20%
Compounds
12%
Building
Products
12%

Expected Cost Synergies to be Realized Over First 2 Years
Expected Value
~$40M
~$35M
~$115M
Procurement &
Logistics
Operating Rate
G&A
Reduction
• Savings from combined ~$1 billion/year
ethylene and natural gas purchases
• Freight and terminal optimization
• Operating rate optimization through the chain of
combined assets
• Reduced overhead charges
• Information Technology savings
• Impact of purchase accounting pension
adjustments (~$15M)
~$40M
Total Cash to
Achieve
• Professional fees, consultants
• Information Technology implementation
• Relocation and Severance costs
~$55M
Annualized Cost Synergy Run Rate
$30 Million Achieved Immediately, $60 Million By End of First Year

Geographic and Product Fit with Major Facilities
PPG
Commodity
Chemicals
Georgia
Gulf
Lake Charles Assets Have Been Operationally Integrated for Nearly 30 years
Combined ECU Capacity
Combined VCM Capacity
15
Lake Charles
58%
Other
42%
Lake Charles
56%
Other
44%
Chlorine

Improves Combined Mid-Cycle EBITDA
(1)
to $850mm+
Higher Integration Level Reduces EBITDA Cyclicality
16
Source: Georgia Gulf Management
1. Assumes corporate costs of $60 million.
Chlorovinyls
Building
Products
Aromatics
Drivers:
•Operating rates
•Natural Gas advantage
•Chlorine-caustic demand balance
Drivers:
•Operating rates
•Cumene-phenol capacity balance
•Export demand
Drivers:
•US and Canadian Housing Starts
•Remodel/Renovation activity
Mid-Cycle
0
200
400
600
800
1000
Trough
PPG Synergies Georgia Gulf
Trough Mid-Cycle
0
50
100
150
Mid-Cycle
Trough
0
50
10
20
30
40

2.2x
2.1x
1.5x
1.6x
1.7x
1.8x
1.9x
2.0x
2.1x
2.2x
2.3x
Georgia Gulf Standalone Debt
/ LTM 3/31/12 EBITDA
Combined Company Debt /
LTM 3/31/12 EBITDA
$381
$115
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
Georgia Gulf Standalone
LTM 3/31/12
Combined Company LTM
3/31/12
($ in millions)
Merger Strengthens Cash Flow, Decreases Leverage
Free Cash Flow
(1)
Leverage
1. Free cash flow defined as EBITDA, less cash interest, less cash taxes, less capex, less change in working capital.
2. Newly merged company financials include run rate cost synergies of $115 million and calculated using PPG Commodity Chemicals FY 2011 D&A value of
$41mm for calculation of LTM 3/31/12 EBITDA and PPG Commodity Chemicals FY 2011 capex value of $89mm for LTM 3/31/12 capex.  Excludes impact of pension accounting synergies.
3. Excludes Georgia Gulf’s lease financing obligations. PF LTM 3/31/12 EBITDA calculated using PPG Commodity Chemicals FY 2011 D&A value of $41mm.
(2)
(3) (2)(3)

Summary
Creates a leading, integrated chemicals and building products company with global annual revenues of approximately $5 billion
Newly merged company will have substantial cost synergies and greater scale to capitalize on cost advantaged North American natural gas
Highly complementary to strategic objectives of both companies, with significant potential to enhance shareholder value of both companies
Newly merged company will also have strong capital structure and cash flow to support growth and return of capital to shareholders
Significant Shareholder Value Creation Opportunity for Both Companies
Another significant step in PPG’s transformation to a more focused Coatings &
Specialty Products company
Combination of PPG Commodity Chemicals Business with Georgia Gulf
1
2
3
4
5

Investors: Vince Morales (412) 434-3740 Media: Jeremy Neuhart (412) 434-3046 Investors: Martin Jarosick (770) 395-4524 Media: Alan Chapple (770) 395-4538 Company Contacts 19

20 Appendix

Business Overviews
•
Integrated North American Chemicals and Building
Products company
•
Manufacturer of custom and other vinyl-based
products marketed under the Royal Building
Products and Exterior Portfolio brands
•
Well positioned for the future:
•
Shale gas positions North American producers
at low end of the global cost curve
•
Demand growth from emerging markets
presents strong export opportunities
•
North American housing demand and
remodeling at historic lows
•
2011 Sales:  $3,223 million
•
2011 Adjusted EBITDA: $230 million
21
Georgia Gulf PPG Commodity Chemicals
•
Global leader in the merchant supply of Chlor-alkali
•
Attractive product portfolio including chlorine,
caustic soda and downstream chlorine-based
chemicals
•
Chlorinated solvents
•
VCM and EDC
•
HCl, calcium hypochlorite and phosgene
derivatives
•
World class integrated manufacturing facilities in
North America
•
Broad North American presence, benefitting
from structurally low natural gas cost and
global export opportunities
•
2011 Sales: $1,741 million
•
2011 EBITDA: $411 million

Combined Map of Facilities Georgia Gulf – Building Products Company Headquarters PPG Georgia Gulf - Chemicals 22

1. Funding of $660 million short-term debt by Initial Lender to PPG
2. PPG transfers assets and liabilities of the business to PPG
Commodity Chemicals
Transaction Steps Pre-Closing Transaction Steps Concurrent with Closing
1. PPG Commodity Chemicals to issue $660 million of PPG Commodity
Chemicals Notes and borrow $240 million under the PPG Commodity
Chemicals Term Loan
A. PPG Commodity Chemicals distributes the $240M of cash to PPG
B. PPG Commodity Chemicals distributes the PPG Commodity Chemicals
Notes to PPG
2. PPG delivers the PPG Commodity Chemicals Notes to the Initial Lender to
retire the $660 million short-term PPG Commodity Chemicals debt incurred in step 1
3. Initial Lender sells the PPG Commodity Chemicals Notes to bond investors in the capital markets
4. PPG separates PPG Commodity Chemicals by distributing all shares of PPG
Commodity Chemicals to PPG shareholders
PPG Georgia Gulf
Georgia Gulf
Shareholders
PPG
Shareholders
Initial
Lender
Cash
$660M
Short-Term Debt
$660M
PPG Georgia Gulf
Term Loan
Lenders
Cash
$240M
Term
Loan $240M
PPG
Commodity
Chemicals
Bond
Investor
Target
Business
$240M Cash
$660M PPG
Commodity
Chemicals Notes
Cash
$660M
$660M
PPG Commodity
Chemicals Notes
Short-Term
Debt
$660M
$660M
PPG Commodity
Chemicals
Notes
Step 1: Above Basis Amount Funding Pre-Closing Step 2: Spinoff / Debt Exchange
Financing Sequencing Overview
Initial
Lender

Cross guarantee of
debt between
Georgia Gulf and
PPG Commodity
Chemicals
$500M ABL Facility
~$500M Existing 9% Sr. Secured Notes due 2017
< 49.5% > 50.5%
$240M PPG Commodity Chemicals Term Loan
$660M PPG Commodity Chemicals Notes
$95M Existing RS Cogen Debt (50%)
Step 3: Pro Forma Structure
Pro Forma Capital Structure
PPG
Shareholders
PPG
PPG
Shareholders
Georgia Gulf
Shareholders
Georgia Gulf
PPG
Commodity Chemicals
•
Immediately following the separation, Georgia Gulf or a merger subsidiary will merge into PPG Commodity Chemicals
–
PPG Commodity Chemicals to survive such merger as a wholly owned subsidiary of Georgia Gulf
–
PPG Shareholders will own approximately 50.5% of the newly merged Georgia Gulf and Georgia Gulf’s existing shareholders will own approximately 49.5% upon the completion of the merger
•
Georgia Gulf and PPG Commodity Chemicals to provide cross guarantees of the debt at both entities

PPG Commodity Chemicals Business Financials and
EBITDA Reconciliation

2009 2010 2011
3-Year
Average
Total Net Sales
$1,282 $1,441 $1,741 $1,488
Earnings Before Interest and Taxes (EBIT)
152 189 370 237
Depreciation & Amortization (DA)
40 39 41 40
EBITDA (EBIT + DA) 192 228 411 277
EBITDA % of Sales 15.0% 15.8% 23.6% 18.6%
Segment Assets
564 587 690
614
Segment Capital Spending -
(Note: 2011 includes
$27MM acquisition of Equachlor)
24 40 89
51
All numbers are in USD millions except percentages, and as reported in PPG’s financial filings with the SEC.

Calculation Details - Consideration For PPG
Commodity Chemicals Business
EBITDA Multiple Calculations:
Total PPG Shareholder Value - Pre-Synergies
EBITDA (Last Year - 2011)
$2,098
411
EBITDA Multiple 5.1x
Total PPG Shareholder Value - Pre-Synergies
EBITDA (Prior 3-Year Average)
$2,098
277
EBITDA Multiple 7.6x
Georgia Gulf Closing Price (as of July 18, 2012)
Approximate Shares Delivered to PPG Shareholders
Total Value Georgia Gulf Shares
$28.85
35.2
$1,016
Value of Georgia Gulf Shares:
All numbers are in USD millions except multiples, and share price.

Pro Forma Financial Profile
Georgia
Gulf
PPG
Commodity
Chemicals
(1)
Newly Merged
Company
(2)
LTM as of 3/31/12
(3) (4) (5)
(2)
27
Total Net Sales $3,295 $1,741 $5,036
EBITDA 241 414 655
% margin 7.3% 23.8% 13.0%
Plus: Synergies - - 115
Pro forma EBITDA - - 770
% margin
- -
15.3%
Pro Forma EBIT 143 373 548
% margin 4.3% 21.4% 10.9%
Capex 69 89 158
% of sales 2.1% 5.1% 3.1%
Free Cash Flow 115 201 381
(Figures in $ millions)
1. Net Sales and EBIT reflect LTM numbers. Assumes FY 2011 D&A value of $41mm for calculation of LTM 3/31/12 EBITDA and FY 2011 capex value of
$89mm for LTM 3/31/12 capex.
2.
Newly merged company EBIT includes increased D&A from purchase accounting adjustments of $82mm and $115 million of synergies.
3.
Free cash flow defined as EBITDA, less cash interest, less cash taxes, less capex, less change in working capital.
4. Assumes FY 2011 D&A value of $41mm for calculation of LTM 3/31/12 EBITDA, FY 2011 capex value of $89mm for LTM 3/31/12, tax rate of 35%, and change in working capital as a % of sales held steady with Georgia Gulf’s over the same period.
5.
Includes run-rate cost synergies of $115mm. Includes PF interest expense for new $240mm term loan and $660mm senior notes and tax rate of 32%.

Pro Forma Capital Structure

Pro Forma Capital Structure
1. Represents drawn amount.
2. Assumes PPG Commodity Chemicals FY 2011 D&A value of $41mm for calculation of PPG Commodity Chemicals LTM 3/31/12 EBITDA.  Includes $115
million of pro forma run-rate cost synergies.
(2)
(2)
(2)
($ millions)
Mult. Of
3/31/2012 Adj. Pro Forma LTM EBITDA
Cash $39 -                $39 0.1x
ABL Facility 29              61 90             0.1x
Existing Georgia Gulf Debt 498 -                498 0.6x
New Term Loan -                 240 240 0.3x
RS Cogen Debt (50%) -                 95 95 0.1x
Total Secured Debt $527 $396 $922 1.2x
New Senior Notes -                 660 660 0.9x
Total Debt $527 $1,056 $1,582 2.1x
LTM EBITDA $241 $770
Credit Statistics
Total Secured Debt/LTM EBITDA 2.2x 1.2x
Total Debt/LTM EBITDA 2.2x 2.1x
(1)

Georgia Gulf Historical Financials

1.
(1)
(1)
($ in millions)
LTM
2009 2010 2011 3/31/12
Total Net Sales $1,990 $2,818 $3,223 $3,295
EBITDA 162 208 230 241
% margin 8.1% 7.4% 7.1% 7.3%
EBIT 44 109 129 143
% margin 2.2% 3.9% 4.0% 4.3%
Capex 30 46 66 69
Adjusted for lease financing obligation.

($ in millions)
LTM
2009 2010 2011 3/31/12
Total Net Sales $1,282 $1,441 $1,741 $1,741
EBITDA (3) 192 228 411 414
% margin 15.0% 15.8% 23.6% 23.8%
EBIT 152 189 370 373
% margin 11.9% 13.1% 21.3% 21.4%
Capex (4) 24 40 89 89
PPG Commodity Chemicals Historical Financials
30
1. Assumes constant D&A value from FY 2011 ($41mm).
2. Assumes constant capital expenditure value from FY 2011 ($89mm).
3. Includes impact of hedge accounting that will not be part of newly merged company.
4. 2011 and LTM include $27MM acquisition of Equachlor.
(1)
(2)